                            SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                 Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            PERFORMANCE FUNDS TRUST
              ----------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other that the Registrant)

Payment of Filing Fee (Check the appropriate box):

 [X]  No fee required.
 [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                             PERFORMANCE FUNDS TRUST
                                3435 STELZER ROAD
                            COLUMBUS, OHIO 43219-3035



                                 March 31, 2002


Dear Shareholder:

       The Board of Trustees have called a special meeting of the shareholders of the Small Cap Equity Fund (the "Fund"), a series of the Performance Funds Trust (the "Trust"), to take place on May 3, 2002, at the offices of the Trust, 3435 Stelzer Road, Columbus, Ohio 43219 at 10:00 a.m. Eastern Time.

The purpose of this meeting is to seek shareholder approval of a proposed plan of liquidation of the Fund. The Trustees have determined that it is in the best interest of the Fund to be liquidated.

SHAREHOLDERS ARE URGED TO VOTE BY COMPLETING AND RETURNING THE PROXY CARD, BY TELEPHONE, OR BY ATTENDING THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDINGS.


Respectfully,



/s/ Walter B. Grimm

Walter B. Grimm
President and Trustee
Performance Funds Trust



                              QUESTIONS AND ANSWERS


Q. WHY AM I RECEIVING THIS BOOKLET?

A. You are receiving these proxy materials - a booklet that includes the Proxy Statement and one or more proxy cards - because you have the right to vote on an important proposal concerning your Fund. The Board of Trustees of your Fund has determined, after careful consideration, that it is in the best interest of the Fund to be liquidated. As legally required, we are asking the shareholders of the Fund to approve a Plan of Liquidation (the "Liquidation"). In anticipation of the Fund's liquidation, the Board approved actions which effective March 20, 2002, stopped accepting new money from investors other than through dividend reinvestments. The enclosed Proxy Statement provides additional information about the Liquidation.


Q. WHY ARE MULTIPLE CARDS ENCLOSED?

A. If you have more than one account in the Fund, you will receive a proxy card for each account that you own.

Q. HOW WILL APPROVAL OF THIS PROPOSAL AFFECT ME AS A FUND SHAREHOLDER?

A. If the proposal to liquidate the Fund is approved, the Fund's assets will be liquidated and the proceeds will be distributed to Fund shareholders. Shareholders are encouraged to read the full text of the enclosed Proxy Statement, which includes information about tax consequences of the Liquidation.


Q. MAY I REDEEM OR EXCHANGE MY SHARES PRIOR TO THE LIQUIDATION?

A. Yes. You may redeem all or any portion of your shares at any time through the date of shareholder approval of the Plan of Liquidation is obtained, which is expected to occur on or about May 15, 2002. You may also exchange your shares at any time through the date of shareholder approval of the Plan of Liquidation is obtained for shares of the same class of other funds of the Trust. You should consult your investment representative about exchanges.


Q. HOW DO THE BOARD MEMBERS OF MY FUND RECOMMEND THAT I VOTE?

A. After careful consideration, the Board members of your Fund unanimously recommend that you vote FOR the Proposal.


Q. WHO WILL PAY FOR THIS PROXY SOLICITATION?

A. The Fund expects the costs of the proxy solicitation not to exceed $8,500. The Adviser, not the Fund, will pay these costs.


Q. WHOM DO I CALL FOR MORE INFORMATION?

A. Please call the Adviser's proxy representative at [TOLL-FREE NUMBER].

                             PERFORMANCE FUNDS TRUST
                            The Small Cap Equity Fund


                     NOTICE OF SPECIAL SHAREHOLDERS' MEETING
                             TO BE HELD MAY 3, 2002


TO THE SHAREHOLDERS OF THE SMALL CAP EQUITY FUND:

       NOTICE IS HEREBY GIVEN that a special Shareholders' Meeting of The Small Cap Equity Fund (the "Fund") which is a portfolio of Performance Funds Trust (the "Trust") will be held at 3435 Stelzer Road, Suite 1000, Columbus, Ohio, on Wednesday, May 3, 2002, at 10:00 a.m. Eastern Standard Time, for the purpose of considering and acting upon:

       1. A Plan of Liquidation of the Fund

       2. Such other business as may properly come before the meeting or any adjournment thereof.

          ---------------------------------------------------

       The Board of Trustees of the Trust recommends approval of each item listed on this Notice of Special Meeting of Shareholders.

       Only shareholders of record as of the close of business on March 20, 2002 may vote at the Meeting or any adjournment(s) of the Meeting.

       Your attention is directed to the attached Proxy Statement. If you do not expect to be present at the meeting, please complete, sign, date and mail the enclosed voting instruction form as promptly as possible in order to save us further solicitation expense. Enclosed with the voting instruction form is an envelope addressed to the Trust for which no postage is required if mailed in the United States. Alternatively, you may submit your voting instructions by telephone as directed on your voting instruction form.

                        BY ORDER OF THE BOARD OF TRUSTEES


                                Walter B Grimm

                                President



April __, 2002

                             -----------------------

                                 PROXY STATEMENT

                             -----------------------



                          SPECIAL SHAREHOLDERS' MEETING

                            TO BE HELD ON MAY 3, 2002


       The Board of Trustees of Performance Funds Trust (the "Trust") has called a special meeting of shareholders of The Small Cap Equity Fund (the "Fund" ) to be held at 10:00 a.m., Eastern Standard Time, on Wednesday, May 3, 2002, at 3435 Stelzer Road, Suite 1000, Columbus, Ohio (the "Meeting"). The purpose of this Proxy Statement is to provide you with additional information regarding the proposals to be voted on at the Meeting and to ask you to vote in favor of the proposals and any adjournment of the Meeting.

       This Notice of Special Meeting of Shareholders and Proxy Statement will be mailed to shareholders on or about April ___, 2002.

       Trustmark Financial Services, Inc., ("Trustmark" or the "Adviser"), located at 248 East Capitol Street, Jackson, Mississippi 39201, provides investment advisory services to the Funds. Trustmark is a wholly-owned subsidiary of Trustmark National Bank. Trustmark National Bank is a wholly-owned subsidiary of Trustmark Corporation, a bank holding company. Trustmark National Bank is a national banking association, which provides a full range of banking and trust services to clients.

       The administrator for the Funds is BISYS Fund Services, Inc. ("BISYS"). The distributor (principal underwriter) for the Funds is Performance Funds Distributor, Inc. (the "Distributor"). The address for BISYS and the Distributor is 3435 Stelzer Road, Columbus, Ohio, 43219-3035.

       The costs of solicitation, including the cost of preparing and mailing the Notice of Special Meeting of Shareholders and this Proxy Statement are not expected to exceed $8,500 which will be borne by the Adviser. Representatives of the Adviser, the Distributor or its affiliates may, without cost to the Funds, solicit proxies by means of mail, telephone, or personal visits.

       Each share of the Fund is entitled to one vote on the Proposal and on each other matter that it is entitled to vote upon at the Meeting. In order for the Meeting to go forward there must be a quorum present. This means that at least 30% of the shares eligible to vote must be represented at the Meeting either in person or by proxy. All returned proxies count toward a quorum, regardless of how they are voted. An abstention will be counted as shares present at the Meeting in determining whether a proposal has been approved, and will have the same effect as a vote "against" the proposal. If a proxy is returned with a broker non-vote on a proposal, the shareholder will not be counted as present and entitled to vote with respect to that proposal.

(Broker non-votes are shares for which (a) the underlying owner has not voted and (b) the broker holding the shares does not have discretionary authority to vote on the particular matter.) If a quorum is not obtained or if sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the proposal; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation; and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require a vote in favor of the adjournment by the holders of a majority of the shares present in person or by proxy at the Meeting (or any adjournment of the Meeting).

       You may revoke your proxy at any time up until voting results are announced at the Meeting. You can do this by writing to the Secretary of the Trust or by voting in person at the Meeting and notifying the election judge that you are revoking your proxy, In addition, you can revoke a prior proxy simply by voting again - using your original proxy card or toll-free telephone call. If you return a signed proxy card without voting instructions, your shares will be voted "for" each proposal.

       At this point, we know of no matters other than those described in this Proxy Statement that will be brought before the Meeting. However, if any other matters do come up that call for a vote of shareholders, the persons named as proxies will vote upon those matters according to their best judgment.

       Only shareholders of record of the Fund on March 20, 2002 may vote at the Meeting or any adjournment of the Meeting. As of such date, there were issued and outstanding _______ shares of beneficial interest of the Fund, representing ___________Class A shares, __________Class B shares and _________Institutional Class shares. None of the matters to be presented at the Meeting will entitle any shareholder to cumulative voting or appraisal rights. See "Substantial Shareholders" for record date shares of the Fund.

       The Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities" of the Fund as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund.


PROPOSED LIQUIDATION

The Fund commenced operations on October 1, 1997. The Fund invests under normal conditions at least 80% of its net assets in equity securities of small capitalization companies. In light of the Fund's operating history since inception, the Trustees, including all of the independent Trustees, determined that the liquidation of the Fund was in the best interests of the Fund and Fund shareholders and unanimously approved the liquidation of the Fund.

The liquidation will be implemented in accordance with the Plan of Liquidation substantially in the form set forth as Exhibit A to this Proxy Statement. The Plan of Liquidation will become effective upon the adoption and approval of the Plan of Liquidation by shareholders of the Fund (such date of adoption and approval, the "Effective Date"). As soon as practicable after the Effective Date, the Fund will cease to invest its assets in accordance with its investment objective and will sell all of its portfolio securities and other assets in order to convert the Fund's assets to cash. The Fund will also pay, or set aside in cash equivalents, the amount of all known or reasonably ascertainable liabilities of the Fund incurred or expected to be incurred prior to the liquidation of the Fund. On or before the date that the Fund is liquidated (the "Liquidation Date"), the Fund will make a distribution which, together with all previous dividends, will have the effect of distributing all of the Fund's taxable income for the 2002 taxable year. Thereafter, the Fund will determine the net asset value of each class of the Fund's shares (the aggregate value of the assets of the Fund allocable to the class less the sum of the aggregate amount of liabilities allocable to the class) and make a final liquidating distribution in cash to the shareholders of record of such class on the Liquidation Date in proportion to the number of shares of such class held by the shareholders. The proposed transaction described above is referred to in this Proxy Statement as the "Liquidation."

       The Distributor has agreed to waive any contingent deferred sales charge ("CDSC") normally imposed upon Class B shareholders, and in certain instances, upon Class A shareholders, for shareholders receiving distributions in connection with the redemption of their shares of the Fund on the Liquidation Date and on redemptions prior to the Liquidation.

       Prior to the Liquidation Date, shareholders may redeem their shares of the Fund or may exchange their shares of the Fund for shares of other funds of the Trust as described in the current prospectus and Statement of Additional Information of the Trust. Shareholders will not have any dissenter's rights or right of appraisal in connection with the Liquidation.

       The Plan of Liquidation may be terminated by the Board of Trustees or officers at any time prior to the consummation of the Liquidation, without liability on the part of the Fund or its Trustees, officers or shareholders, if circumstances should develop that, in the opinion of the Board of Trustees, make proceeding with the Liquidation inadvisable. The Plan of Liquidation may also be amended, waived or supplemented by the Board of Trustees or officers of the Trust.

       The expenses incurred in connection with entering into and carrying out the provisions of the Plan of Liquidation, whether or not the Liquidation is consummated, will be paid by the Adviser.


FEDERAL INCOME TAX CONSEQUENCES

The following is a general summary of the federal income tax consequences of the Liquidation to individual U.S. citizens and certain retirement plan participants and individual retirement account holders that hold Fund shares. This summary is based on the tax laws and regulations in effect on the date of this proxy statement, all of which are subject to change by legislative or administrative action, possibly with retroactive effect. Also, this summary does not address state or local tax consequences. THIS SUMMARY IS NOT A SUBSTITUTE FOR CAREFUL TAX PLANNING, AND EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISER REGARDING THE TAX CONSEQUENCES TO THE SHAREHOLDER, IN HIS OR HER INDIVIDUAL CIRCUMSTANCES, OF THE FUND'S LIQUIDATION AND THE RECEIPT OF FUND DISTRIBUTIONS.

       The Fund anticipates that it will retain its qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), during the liquidation period and therefore, will not be taxed on any of its net income or capital gains from the sale of its assets.

       On the Liquidation Date, the Fund will make a final distribution, in cash, representing all of its remaining net assets. Shareholders will be treated as having sold their shares for the amount of this liquidating distribution. An individual shareholder will recognize gain or loss on that sale measured by the difference between the shareholder's tax basis for the shares and the amount of the distribution. If the shares were held as capital assets, the gain or loss will be characterized as capital gain or loss.

       Qualified retirement plans and individual retirement accounts (collectively, "Retirement Accounts") are generally exempt from federal income tax. Distributions by the Fund to a Retirement Account will generally not be taxable for federal income tax purposes, so long as the distribution proceeds are received and held or reinvested by the trustee or custodian of the Retirement Account. However, if proceeds are disbursed from the Retirement Account to the beneficial owner, such proceeds will be taxable to such beneficial owner in accordance with the rules applicable to distributions from a Retirement Account (generally at ordinary income tax rates), and an additional 10% federal income tax penalty also may apply on the taxable amount of the distribution. A beneficial owner of a Retirement Account receiving such a distribution may be able to avoid the foregoing tax and penalty by a rollover of the proceeds to a new Retirement Account in accordance with applicable law.

       Shareholders should be aware that if a shareholder has failed to furnish a correct taxpayer identification number, has failed to fully report dividend or interest income, or has failed to certify that the shareholder has provided a correct taxpayer identification number, the shareholder may be subject to 30.5% backup withholding by the Fund.


RECOMMENDATION OF THE TRUSTEES

       The Trustees, including the Trustees who are not interested persons of the Trust, recommend that you vote FOR the Proposal. If the Proposal is not approved by the shareholders of the Fund, the Fund will continue to operate as a portfolio series of the Trust in accordance with its stated investment objectives and policies. The Trustees would then consider what, if any, alternatives are in the best interests of Fund shareholders.


SUBSTANTIAL SHAREHOLDERS

       As of March 20, 2002, the shareholders identified below were known by the Trust to own 5% or more of the outstanding interests in the Fund listed below and in the following capacity:

--------------------------------------------------------------------------------

NAME AND ADDRESS                                     NUMBER OF        PERCENTAGE
OF SHAREHOLDER*             TYPE OF OWNERSHIP         SHARES           OF FUND
----------------            -----------------        ---------        ----------



--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


---------------
* As of the close of business on March 20, 2002, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the outstanding share of the Fund.


OTHER MATTERS TO COME BEFORE THE MEETING

       The Board is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the persons entitled to vote the shares represented by such proxy the discretionary authority to vote matters in accordance with their best judgment.

       Any shareholder proposal intended to be presented at the next shareholder meeting must be received by the Trust for inclusion in its proxy statement and form of proxy relating to such meeting at a reasonable time before the solicitation of proxies for the meeting is made.

                        BY ORDER OF THE BOARD OF TRUSTEES


                        Walter B. Grimm

                        Trustee and President



April __, 2002

                               PLAN OF LIQUIDATION


         This PLAN OF LIQUIDATION ("Plan") dated as of_______ , 2002, is made by Performance Funds Trust, a Delaware business trust (the "Trust"), on behalf of the Small Cap Equity Fund, a series of the Trust (the "Fund").

         WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Trust within the meaning of the 1940 Act, have determined that the liquidation of the Fund is in the best interests of the shareholders of the Fund; and

         WHEREAS, this Plan is intended to be and is adopted as a plan of complete liquidation, pursuant to which all of the assets of the Fund shall be liquidated, all upon the terms and conditions hereinafter set forth in this Plan.

         NOW, THEREFORE, the Trust hereby declares as follows:

         1. EFFECTIVE DATE OF THE PLAN. The Plan shall be and become effective only upon the adoption and approval of the Plan, at a meeting of the shareholders of the Fund called for the purpose of voting on the Plan, by the affirmative vote of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act, which means the affirmative vote of the lesser of
(a) 67% or more of the shares of the Fund present at the meeting, in person or by proxy, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund. The date of such adoption of the Plan by the shareholders of the Fund is referred to as the "Effective Date."

         2. LIQUIDATION OF ASSETS. As soon as practicable after the Effective Date, all of the portfolio securities and other assets, if any, of the Fund shall be sold for cash or cash equivalents.

         3. PAYMENT OF LIABILITIES. As soon as practicable after the Effective Date, the Fund shall deliver and pay, or set aside in cash equivalents, the amount of all known or reasonably ascertainable liabilities of the Fund incurred or expected to be incurred on or prior to the Liquidation Date (as defined below).

         4. EXPENSES. The expenses incurred in connection with the transactions contemplated by this Plan and not expected to exceed $8,500, whether or not the transactions contemplated hereby are consummated, will be borne by the Trustmark Financial Services, Inc., the investment adviser to the Fund.

         5. LIQUIDATION. The officers of the Fund shall establish a date (the "Liquidation Date") for the liquidation of the Fund following the consummation of the sale of the Fund's portfolio securities and other assets as provided in
Section 2 and the payment of liabilities as provided in Section 3. On or before the Liquidation Date, the Fund will make a distribution which, together with all previous dividends, will have the effect of distributing all of the Fund's taxable income for the taxable year ended May 31, 2002. The officers of the Fund shall then determine the net asset value of each class of the Fund's shares as of the close of regular trading on the New York Stock Exchange on the Liquidation Date (the net asset value of each class of shares of the Fund as so determined, the "Liquidation Value"). The shareholders of record of the Fund as of the close of business on the Liquidation Date shall be certified by the Trust's transfer agent. The Fund will make a final liquidating distribution in cash in an amount equal to the Liquidation Value of each class to the shareholders of record on the Liquidation Date in redemption of the shares of the Fund in proportion to the number of shares of such class held by such shareholders and recorded on the books of the Trust.

         6. LIQUIDATING ACCOUNT. In the event the Fund is unable to distribute all its assets pursuant to the Plan because of its inability to locate shareholders to whom a liquidating distribution will be sent, the Fund may create, at the expense of such shareholders, a liquidating account with a financial institution and deposit therein any remaining assets of the Fund for the benefit of the shareholders that cannot be located.

         7. DISSENTER'S RIGHTS. No shareholder shall have any dissenter's right or right of appraisal in connection with the liquidation of the Fund.

         8. FILINGS. As soon as practicable after the distribution of all of the Fund's assets in complete liquidation of the Fund, the officers or assistant officers of the Trust shall close the books of the Fund and prepare and file any and all required income tax returns and other documents and instruments, and file, or cause to be filed, with the Secretary of State of Delaware and any other appropriate governmental authorities, any and all documents and instruments necessary to effect the abolishment of the Fund.

         9. TERMINATION. This Plan and the transactions contemplated hereby may be terminated and abandoned by the Board of Trustees of the Trust or by the officers of the Trust at any time prior to the Liquidation Date, without liability for damages on the part of the Fund or its Trustees, officers or shareholders, if circumstances should develop that, in the opinion of the Board of Trustees, in its sole discretion, make proceeding with this Plan inadvisable.

         10. AMENDMENTS. This Plan may be amended, waived or supplemented by the Trustees or authorized officers of the Trust acting on behalf of the Fund.

         11. GOVERNING LAW. This Plan shall be governed and construed in accordance with the laws of the State of Delaware, except as to matters of conflicts of laws.

         12. FURTHER ASSURANCES. The Trust shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby,


         IN WITNESS WHEREOF, the Trust, on behalf of the Fund, has caused this Plan to be executed as of the date first set forth above by its duly authorized representatives.


                  Performance Funds Trust on behalf of The Small Cap Equity Fund



                  By  ______________________________
                      President

Performance Funds Trust                        PERFORMANCE FUNDS TRUST
3435 Stelzer Road
                                           VOTING INSTRUCTIONS FOR SPECIAL
Columbus, OH 43219                         SHAREHOLDERS' MEETING TO BE HELD

                                                     MAY 3, 2002

                                      THESE VOTING INSTRUCTIONS ARE SOLICITED
                                        ON BEHALF OF THE BOARD OF TRUSTEES
                                            OF PERFORMANCE FUNDS TRUST

                                    The undersigned hereby appoints Lara Bocskey and Curtis Barnes, or either of them, true and lawful attorneys-in-fact, with full power of substitution to vote as designated below the number of shares of The Small Cap Equity Fund, held by the undersigned at the Special Shareholders' Meeting to be held on Wednesday, May 3, 2002 at 10:00 a.m. and at any adjournment thereof, upon the matters below as set forth in the Notice of Special Shareholders' Meeting and Proxy Statement.

                                    VOTES OF SHAREHOLDERS FOR WHICH NO VOTING
                                    INSTRUCTIONS ARE RECEIVED WILL BE VOTED IN
                                    THE SAME PROPORTION AS THE VOTES OF
                                    SHAREHOLDERS FOR WHICH VOTING INSTRUCTIONS
                                    ARE RECEIVED.

Receipt of Notice of Special
Shareholders' Meeting and Proxy
Statement is acknowledged by
your execution of these voting
instructions. Mark, sign, date,
and return these instructions in
the addressed envelope - no
postage required. Please mail
promptly to save The Small Cap
Equity Fund further solicitation
expenses.

TO VOTE, MARK BLOCKS BELOW IN
BLUE OR BLACK INK AS FOLLOWS:                 KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY


         THESE VOTING INSTRUCTIONS ARE VALID ONLY WHEN SIGNED AND DATED.


PERFORMANCE FUNDS TRUST

Vote on the Following Proposal:

                                                   FOR      AGAINST      ABSTAIN
Approve the Plan of Liquidation of the
Small Cap Equity Fund.                             [ ]        [ ]          [ ]


------------------------------------------      --------------------------------


------------------------------------------      --------------------------------
Signature (PLEASE SIGN WITHIN BOX)    Date      Signature (Joint Owners)    Date